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                                                                    EXHIBIT 10.1




                                AMENDMENT NO. 3A
                                       TO
                                CREDIT AGREEMENT


         THIS AMENDMENT NO. 3A TO CREDIT AGREEMENT ("AMENDMENT") is dated as of September 30, 1998, by and among METAL MANAGEMENT, INC., a Delaware corporation ("MTLM"), each of the corporations and other entities set forth on ANNEX 1 hereto (MTLM and each of such corporations and other entities sometimes hereinafter are referred to individually as a "BORROWER" and collectively as "BORROWERS"); MTLM, acting in its capacity as funds administrator for itself and the other Borrowers (in such capacity, the "FUNDS ADMINISTRATOR"); BT COMMERCIAL CORPORATION, a Delaware corporation (in its individual capacity, hereinafter referred to as "BTCC") and the other financial institutions signatories hereto as lenders (BTCC and each of such other financial institutions hereinafter are referred to individually as a "LENDER" and collectively as "LENDERS"); and BTCC, acting in its capacity as agent (in such capacity, hereinafter referred to as the "AGENT") for itself and the other Lenders. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.


                                   WITNESSETH:

         WHEREAS, the Borrowers, the Funds Administrator, the Agent and the Lenders have entered into that certain Credit Agreement dated as of March 31, 1998, as amended (the "CREDIT AGREEMENT"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations to or for the account of the Borrowers;

         WHEREAS, the Borrowers, the Funds Administrator, the Agent and the Lenders have entered into that certain Amendment No. 3 to Credit Agreement dated as of August 7, 1998 (the "THIRD AMENDMENT");

         WHEREAS, certain conditions precedent to effectiveness of the Third Amendment were not satisfied, including, without limitation, consummation of the "Miller Stock Purchase" and the "Samuels Stock Purchase" (in each case as defined in the Third Amendment) no later than September 30, 1998, the Third Amendment did not become effective; and

         WHEREAS, the Borrowers, the Agent and the Lenders have agreed to further amend the Credit Agreement, on the terms and subject to the conditions hereinafter set forth;



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         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

         1. AMENDMENT TO CREDIT AGREEMENT. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in SECTION 2 below, and in reliance upon the representations and warranties of the respective Borrowers and the Funds Administrator set forth herein, the Credit Agreement is hereby amended as follows:

                  1.1 The Credit Agreement is hereby amended by inserting therein the following language immediately following SECTION 6.23 thereof:

                           6.24 YEAR 2000. The Borrowers have reviewed the areas
                  within their respective businesses and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications and embedded microchips in non-computing devices used by the Borrowers may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based on such review and program, the Borrowers reasonably believe that the "Year 2000 Problem" will not have a Material Adverse Effect.

                  1.2 The Credit Agreement is hereby amended by inserting therein the following language immediately following SECTION 7.15 thereof:

                           7.16 YEAR 2000. The Borrowers shall provide the Agent
                  with the such information about its year 2000 computer readiness (including, without limitation, information as to contingency plans, budgets and testing results) as the Agent shall reasonably request.




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                  1.3 SECTION 8.1 of the Credit Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

                           8.1 FINANCIAL COVENANTS.

                           (A) MINIMUM EBITDA. The Borrowers shall not permit
                  EBITDA, (I) determined as of September 30, 1998, for the six
                  (6) month period ending as of such date, to be less than $1,500,000, and (II) determined as of December 31, 1998, for the nine (9) month period ending as of such date, to be less than $6,000,000.

                           (B) MINIMUM INTEREST COVERAGE RATIO. The Borrowers
                  shall not permit the Interest Coverage Ratio to be less than
                  1.0 to 1.0, as determined as of: (I) March 31, 1999, for the six (6) month period ending as of such date; (II) June 30, 1999, for the nine (9) month period ending as of such date; and (III) September 30, 1999 and the end of each fiscal quarter of the Consolidated Entity ending thereafter, in each case for the twelve (12) month period ending as of such date.


                  1.4 SECTION 8.7(V) of the Credit Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

                           (V) so long as, in each case, before and after giving
                  effect to each such repurchase or redemption, no Default or Event of Default shall have occurred and be continuing, MTLM may repurchase or redeem shares of its capital stock and/or Subordinated Notes (including refinancings thereof) at any time with Equity Offering Proceeds constituting Unallocated Equity Offering Proceeds at such time; PROVIDED, that, concurrently with the making of any repurchase or redemption with Unallocated Equity Offering Proceeds, the Funds Administrator shall have delivered to the Agent an Equity Offering Proceeds Allocation Certificate with respect thereto.




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         2. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date hereof, upon satisfaction of each of the following conditions:

                  (A) the Agent shall have received six (6) copies of this Amendment, duly executed by the Majority Lenders, each of the Borrowers and the Funds Administrator; and

                  (B) the Agent shall have received in immediately available funds for the ratable account of the Lenders a fee in the amount of $100,000.

         3.       REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  3.1 Each of the Borrowers and the Funds Administrator hereby represents and warrants to the Agent and each of the Lenders that, after giving effect to this Amendment:

                      (A) All representations and warranties contained in
                  the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate on and as of such earlier date);

                      (B) No Default or Event of Default has occurred which
                  is continuing;

                      (C) This Amendment, and the Credit Agreement, as
                  amended hereby, constitute legal, valid and binding obligations of the Borrowers and the Funds Administrator, respectively, and are enforceable against each of the Borrowers and the Funds Administrator in accordance with their respective terms; and

                      (D) The execution and delivery by the Borrowers and
                  the Funds Administrator of this Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained.





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         4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT
DOCUMENTS.

                           4.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall in each case mean and be a reference to the Credit Agreement as amended hereby.

                           4.2 Except as expressly set forth herein, (I) the execution and delivery of this Amendment shall in no way affect any of the respective rights, powers or remedies of the Agent or any of the Lenders with respect to any Event of Default nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents and (II) all of the respective terms and provisions of the Credit Agreement, the other Credit Documents and all other documents, instruments, amendments and agreements executed and/or delivered by any of the Borrowers and/or the Funds Administrator pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent and each of the Lenders shall in no way obligate the Agent or any of the Lenders, at any time hereafter, to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

         5. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

         6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Agreement.






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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                                       BT COMMERCIAL  CORPORATION,  in its
                                       individual  capacity as a
                                       Lender and in its capacity as Agent

                                       By:      __________________________
                                       Name:  ____________________________
                                       Title: ____________________________


                                       HELLER FINANCIAL, INC.

                                       By:      __________________________
                                       Name:  ____________________________
                                       Title: ____________________________


                                       SANWA BUSINESS CREDIT CORPORATION

                                       By:      __________________________
                                       Name:  ____________________________
                                       Title: ____________________________


                                       FLEET CAPITAL CORPORATION

                                       By:      __________________________
                                       Name:  ____________________________
                                       Title: ____________________________


                                       LASALLE NATIONAL BANK

                                       By:      __________________________
                                       Name:  ____________________________
                                       Title: ____________________________


                                       CONGRESS FINANCIAL CORP. (CENTRAL)

                                       By:      __________________________
                                       Name:  ____________________________
                                       Title: ____________________________


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                                       FINOVA CAPITAL CORPORATION

                                       By:      __________________________
                                       Name:  ____________________________
                                       Title: ____________________________

                                       NATIONAL CITY COMMERCIAL FINANCE,
                                       INC.

                                       By:      __________________________
                                       Name:  ____________________________
                                       Title: ____________________________

                                       PNC BUSINESS CREDIT

                                       By:      __________________________
                                       Name:  ____________________________
                                       Title: ____________________________

                                       IBJ SCHRODER BUSINESS CREDIT
                                       CORPORATION

                                       By:      __________________________
                                       Name:  ____________________________
                                       Title: ____________________________

                                       NATIONAL BANK OF CANADA

                                       By:      __________________________
                                       Name:  ____________________________
                                       Title: ____________________________

                                       BANKBOSTON, N.A.

                                       By:      __________________________
                                       Name:  ____________________________
                                       Title: ____________________________


                                       METAL MANAGEMENT, INC., a Delaware
                                       corporation, in its individual
                                       capacity as a Borrower and in its
                                       capacity as Funds Administrator

                                       By: _______________________________
                                       Name: _____________________________
                                       Title: ____________________________


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                                       AEROSPACE METALS, INC.
                                       AMERICAN SCRAP PROCESSING, INC.
                                       BRIQUETTING CORPORATION OF AMERICA
                                       C SHREDDING CORP.
                                       CALIFORNIA METALS RECYCLING, INC.
                                       CIM TRUCKING, INC.
                                       COMETCO CORP.
                                       COZZI BUILDING CORPORATION
                                       COZZI IRON & METAL, INC.
                                       EMCO TRADING, INC.
                                       FERREX TRADING CORPORATION
                                       FIRMA, INC.
                                       FIRMA PLASTIC CO., INC.
                                       HOUSTON COMPRESSED STEEL CORP.
                                       HOUTEX METALS COMPANY, INC.
                                       THE ISAAC CORPORATION
                                       P. JOSEPH IRON & METAL, INC.
                                       KANKAKEE SCRAP CORPORATION
                                       MAC LEOD METALS CO.
                                       METAL MANAGEMENT ARIZONA, INC.
                                       METAL MANAGEMENT REALTY, INC.
                                       PAULDING RECYCLING,INC.
                                       PROLER SOUTHWEST INC.
                                       PROLER STEELWORKS L.L.C.
                                       SALT RIVER RECYCLING, L.L.C.
                                       SCRAP PROCESSING, INC.
                                       SUPERIOR FORGE, INC.
                                       TROJAN TRADING CO.
                                       USA SOUTHWESTERN CARRIER, INC.
                                       138 SCRAP ACQUISITION CORP.
                                       R & P HOLDINGS, INC.
                                       R & P REAL ESTATE, INC.
                                       CHARLES BLUESTONE COMPANY
                                       METAL MANAGEMENT GULF COAST, INC.
                                       NEWELL RECYCLING WEST, INC..
                                       NAPORANO IRON & METAL CO.
                                       NIMCO SHREDDING CO.
                                       MICHAEL SCHIAVONE & SONS, INC.
                                       TORRINGTON SCRAP COMPANY
                                       KIMERLING ACQUISITION CORP.
                                       NICROLOY ACQUISITION CORP.


                                       By:  __________________________
                                       Name: _________________________
                                       Title: ________________________


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                                       RESERVE IRON & METAL LIMITED
                                       PARTNERSHIP

                                       By: P. JOSEPH IRON & METAL, INC., its
                                           general partner


                                       By:  __________________________
                                       Name: _________________________
                                       Title: ________________________


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                                     ANNEX 1
                                       TO
                                AMENDMENT NO. 3A
                         DATED AS OF SEPTEMBER 30, 1998

                                 OTHER BORROWERS

1.       AEROSPACE METALS, INC.
2.       AMERICAN SCRAP PROCESSING, INC.
3.       BRIQUETTING CORPORATION OF AMERICA
4.       C SHREDDING CORP.
5.       CALIFORNIA METALS RECYCLING, INC.
6.       CIM TRUCKING, INC.
7.       COMETCO CORP.
8.       COZZI BUILDING CORPORATION
9.       COZZI IRON & METAL, INC.
10.      EMCO TRADING, INC.
11.      FERREX TRADING CORPORATION
12.      FIRMA, INC.
13.      FIRMA PLASTIC CO., INC.
14.      HOUSTON COMPRESSED STEEL CORP.
15.      HOUTEX METALS COMPANY, INC.
16.      THE ISAAC CORPORATION
17.      P. JOSEPH IRON & METAL, INC.
18.      KANKAKEE SCRAP CORPORATION
19.      MAC LEOD METALS CO.
20.      METAL MANAGEMENT ARIZONA, INC.
21.      METAL MANAGEMENT REALTY, INC.
22.      PAULDING RECYCLING,INC.
23.      PROLER SOUTHWEST INC.
24.      PROLER STEELWORKS L.L.C.
25.      SALT RIVER RECYCLING, L.L.C.
26.      SCRAP PROCESSING, INC.
27.      SUPERIOR FORGE, INC.
28.      TROJAN TRADING CO.
29.      USA SOUTHWESTERN CARRIER, INC.
30.      RESERVE IRON & METAL LIMITED PARTNERSHIP
31.      138 SCRAP ACQUISITION CORP.
32.      R & P HOLDINGS, INC.
33.      R & P REAL ESTATE, INC.
34.      CHARLES BLUESTONE COMPANY
35.      METAL MANAGEMENT GULF COAST, INC.
36.      NEWELL RECYCLING WEST, INC..
37.      NAPORANO IRON & METAL CO.
38.      NIMCO SHREDDING CO.
39.      MICHAEL SCHIAVONE & SONS, INC.
40.      TORRINGTON SCRAP COMPANY
41.      KIMERLING ACQUISITION CORP.
42.      NICROLOY ACQUISITION CORP.